UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111
San Antonio, Texas, 78249
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On May 15, 2026, in connection with the ABL Credit Agreement, dated as of August 23, 2019, by and among Clear Channel Outdoor Holdings, Inc. (the “Company”), the other borrowers party thereto, the several lenders from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent and as collateral agent, and the other parties thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement” and as amended by the Third Amendment (as defined below), the “Amended Credit Agreement”), the Company, the other borrowers party thereto, the administrative agent and the lenders party thereto entered into the Third Amendment to Credit Agreement (the “Third Amendment”), dated as of May 15, 2026, following receipt of the requisite consents from lenders pursuant to the Existing Credit Agreement. The Company solicited consents to amend the defined term “Change of Control” in the Existing Credit Agreement to provide that the Merger (as defined below) will not be deemed to constitute a Change of Control under the Amended Credit Agreement and to add or amend certain other defined terms contained in the Amended Credit Agreement related to the foregoing.

In addition, pursuant to the Third Amendment, among other things: (i) the maturity date of the Amended Credit Agreement was extended to the date that is five years from the effective date of the Third Amendment; (ii) the revolving credit commitments were increased from $200,000,000 to $250,000,000; (iii) the borrowing base was revised to expand eligible accounts thereunder; and (iv) flexibility was added to permit qualified securitization financings, as further detailed therein.

The Third Amendment will become effective upon, and simultaneously with, the consummation of the merger pursuant to the Company’s previously announced Agreement and Plan of Merger, dated February 9, 2026 (the “Merger Agreement”), with Madison Parent Inc. (“Parent”) and Madison Merger Sub Inc. (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent, and will cease to be operative if the Merger Agreement is terminated in accordance with its terms and the Merger is not consummated.

The foregoing description of the Third Amendment is a summary and is qualified in its entirety by reference to the Third Amendment, which is attached hereto as Exhibit 10.1, and is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance-Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including statements regarding the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. The words “expect,” “anticipate,” “estimate,” “believe,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar words and expressions are intended to identify such forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict. These risks and uncertainties include, but are not limited to: uncertainties associated with the proposed Merger, including the failure to consummate the Merger in a timely manner or at all, could adversely affect the Company’s business, results of operations, financial condition, and the trading price of the Company’s common stock; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring the Company to pay a termination fee pursuant to the Merger Agreement; failure to satisfy the conditions precedent to consummate the Merger, including obtaining required regulatory approvals; the risk that restrictions on the operation of the Company’s business during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions the Company might otherwise have taken; potential litigation relating to, or other unexpected costs resulting from, the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied or that the Merger will close within any anticipated time period. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K are described in the section entitled “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, initially filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026, as amended by Amendment No. 1 to such Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, filed with the SEC on March 27, 2026 (the “Annual Report”), as well as other risks and forward-looking statements in other reports and filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K or the date of any document referred to in this Current Report on Form 8-K. Except as required by applicable law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Third Amendment to Credit Agreement, dated as of May 15, 2026, by and among Clear Channel Outdoor Holdings, Inc., the other borrowers party thereto, the several lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and each other party thereto, relating to the Company’s Existing Credit Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the schedules (or similar attachments) to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: May 18, 2026	By:	/s/ David Sailer
David Sailer
Chief Financial Officer

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